                                                                 EXHIBIT 24.1
                                                                 ------------

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                              /s/ JOSEPH F. ALIBRANDI
                                        -----------------------------------
                                                Joseph F. Alibrandi





[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------


        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.


Dated: March 14, 1994



                                              /s/ PETER B. BEDFORD
                                           -----------------------------
                                                  Peter B. Bedford






[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated:  March 14, 1994



                                        /s/ ANDREW F. BRIMMER
                                        ---------------------
                                          Andrew F. Brimmer





[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------


        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                          /s/ RICHARD A. CLARKE
                                       --------------------------
                                            Richard A. Clarke



[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, the Vice Chairman of the Board, Chief Financial Officer and a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.


Dated: March 14, 1994



                                              /s/ LEWIS W. COLEMAN
                                           -----------------------------
                                                  Lewis W. Coleman





[Principal Financial Officer-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                               /s/ TIMM F. CRULL
                                            -----------------------
                                                 Timm F. Crull



[Directors-Project Condor]

                                POWER OF ATTORNEY
                                -----------------


        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.


Dated:  March 14, 1994

                                             /s/ C.R. DAHL
                                        -----------------------
                                               C.R. Dahl




[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994

                                        /s/ KATHLEEN FELDSTEIN
                                        ----------------------
                                          Kathleen Feldstein




[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                        /s/ DONALD E. GUINN
                                        -------------------
                                          Donald E. Guinn



[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------


        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.


Dated: March 14, 1994



                                                /s/ PHILIP M. HAWLEY
                                           -----------------------------
                                                  Philip M. Hawley






[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------


        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                              /s/ FRANK L. HOPE, JR.
                                           -----------------------------
                                                Frank L. Hope, Jr.


[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------


        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                              /s/ LAWRENCE O. KITCHEN
                                          -------------------------------
                                                Lawrence O. Kitchen


[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                            /s/ IGNACIO E. LOZANO, JR.
                                         --------------------------------
                                              Ignacio E. Lozano, Jr.

[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                              /s/ CORNELL C. MAIER
                                        -----------------------------------
                                                  Cornell C. Maier





[Directors-Project Condor]

                                POWER OF ATTORNEY
                                -----------------



        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.



Dated: March 14, 1994


                                              /s/ WALTER E. MASSEY
                                            ------------------------
                                                Walter E. Massey



[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated:  March 14, 1994



                                        /s/ RUBEN F. METTLER
                                        ---------------------
                                           Ruben F. Mettler





[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------


        The undersigned, the Chairman of the Board, President, Chief Executive Officer and Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.


Dated: March 14, 1994



                                              /s/ RICHARD M. ROSENBERG
                                           -----------------------------
                                                Richard M. Rosenberg






[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                   /s/ A. MICHAEL SPENCE
                                 -------------------------
                                     A. Michael Spence


[Directors-Project Condor]

                              POWER OF ATTORNEY
                              -----------------

        The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Michael J. Halloran, Cheryl Sorokin, Jeffrey R. Lapic and Steven D. Krieg, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities act of 1933 relating to the public offering of common stock and rights to purchase Cumulative Participating Preferred Stock, Series E in connection with the acquisition of Continental Bank Corporation, and any and all amendments (including post-effective amendments) thereto.

        This power of attorney, unless earlier revoked or terminated, will terminate on September 30, 1994.

Dated: March 14, 1994


                                  /s/ JACQUES S. YEAGER
                                 -----------------------
                                    Jacques S. Yeager


[Directors-Project Condor]